Filed pursuant to Rule 497(a)

File No. 333-184312

Rule 482ad

Hercules Technology Growth Capital, Inc. Announces Public Offering of Common Stock

Palo Alto, Calif., March 7, 2013 – Hercules Technology Growth Capital, Inc. (NYSE: HTGC) (“Hercules”) announced today that it is offering 7,000,000 shares of common stock pursuant to an effective shelf registration statement in an underwritten public offering. Hercules plans to grant the underwriters for the offering an option to purchase up to an additional 1,050,000 shares of common stock. Citigroup and Wells Fargo Securities are acting as joint book-running managers in this offering. Aegis Capital Corp., BB&T Capital Markets, a division of BB&T Securities, LLC, Maxim Group LLC and National Securities Corporation are acting as co-managers in this offering.

The securities described above are being offered by Hercules pursuant to a shelf registration statement previously filed with and declared effective by the Securities and Exchange Commission (the “SEC”) on December 18, 2012. A preliminary prospectus supplement related to the offering has been filed with the SEC and is available on the SEC’s web site at http://www.sec.gov. Copies of the preliminary prospectus supplement relating to these securities may be obtained from Citigroup, c/o Broadridge Financial Solutions, 1155 Long Island Avenue, Edgewood, New York 11717 (tel: (800) 831-9146); Wells Fargo Securities, 375 Park Avenue, 4th Floor, New York, New York 10152, Attn: Equity Syndicate or by e-mailing cmclientsupport@wellsfargo.com.

This press release shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of, the shares in any state or other jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such state or other jurisdiction.

About Hercules Technology Growth Capital, Inc.:

Hercules Technology Growth Capital, Inc. (NYSE: HTGC) (“Hercules”) is the leading specialty finance company focused on providing senior secured loans to venture capital-backed companies in technology-related markets, including technology, biotechnology, life science and cleantech industries at all stages of development. Since inception (December 2003), Hercules has committed more than $3.4 billion to over 220 companies and is the lender of choice for entrepreneurs and venture capital firms seeking growth capital financing.

Hercules’ common stock trades on the New York Stock Exchange (NYSE) under the ticker symbol “HTGC.”

In addition, Hercules has two outstanding bond issuances of 7.00% Senior Notes due 2019—the April 2019 Notes and September 2019 Notes—which trade on the NYSE under the symbols “HTGZ” and “HTGY,” respectively.

Companies interested in learning more about financing opportunities should contact info@htgc.com, or call 650.289.3060.

Forward-Looking Statements:

The statements contained in this release that are not purely historical are forward-looking statements. These forward-looking statements are not guarantees of future performance and are subject to uncertainties and other factors that could cause actual results to differ materially from those expressed in the forward-looking statements including, without limitation, the risks, uncertainties, including the uncertainties surrounding the current market turbulence, and other factors we identify from time to time in our filings with the Securities and Exchange Commission. Although we believe that the assumptions on which these forward-looking statements are based are reasonable, any of those assumptions could prove to be inaccurate and, as a result, the forward-looking statements based on those assumptions also could be incorrect. You should not place undue reliance on these forward-looking statements. The forward-looking statements contained in this release are made as of the date hereof, and Hercules assumes no obligation to update the forward-looking statements for subsequent events.

Contact:

Hercules Technology Growth Capital, Inc.

Main, 650.289.3060 HT-HN

info@htgc.com

OR

Market Street Partners

Linda Wells

415-445-3236

lwells@marketstreetpartners.com